                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit (g)(v)

                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A.  Sweep Funds
---------------
Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund - Sweep Shares                                    May 1, 1993

Schwab California Municipal Money Fund - Sweep Shares                         May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund - Sweep Shares                           November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                                          October 20, 1997

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab Florida Municipal Money Fund                                           February 16, 1998

Schwab Massachusetts Municipal Money Fund                                     April 21, 2003

Schwab Cash Reserves - Sweep Shares                                           July 9, 2004

Schwab Advisor Cash Reserves - Sweep Shares                                   July 9, 2004

Schwab Advisor Cash Reserves - Premier Sweep Shares                           July 9, 2004

B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares                             May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares                        June 14, 2002

Schwab Value Advantage Money Fund-Select Shares                               February 25, 2003

Schwab Retirement Advantage Money Fund (Formerly Schwab Institutional         May 1, 1993
Advantage Money Fund)

Schwab Retirement Money Fund                                                  November 26, 1993

Schwab Municipal Money Fund - Value Advantage Shares                          June 6, 1995

Schwab Municipal Money Fund - Institutional Shares                            May 29, 2003

Schwab Municipal Money Fund - Select Shares                                   May 29, 2003

Schwab California Municipal Money Fund - Value Advantage Shares               June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

                                                                  Exhibit (g)(v)

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ---------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of July 9, 2004

                                                                  Exhibit (g)(v)

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                  FEE
      ----                                                  ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                              An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Government Money Fund                          An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Sweep Shares              An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab California Municipal Money Fund-Sweep Shares   An annual fee, payable monthly, of twenty five one-hundredths of
      (formerly Schwab California Tax-Exempt Money Fund)    one percent (.25%) of the Fund's average daily net assets

      Schwab US Treasury Money Fund                         An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab New York Municipal Money Fund-Sweep Shares     An annual fee, payable monthly, of twenty five one-hundredths of
      (formerly Schwab New York Tax-Exempt Money Fund)      one percent (.25%) of the Fund's average daily net assets

      Schwab Government Cash Reserves Fund                  An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab New Jersey Municipal Money Fund                An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Pennsylvania Municipal Money Fund              An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

                                                                  Exhibit (g)(v)

      Schwab Florida Municipal Money Fund                   An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Massachusetts Municipal Money Fund             An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Cash Reserves - Sweep Shares                   An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Advisor Cash Reserves - Sweep Shares           An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

      Schwab Advisor Cash Reserves - Premier Sweep Shares   An annual fee, payable monthly, of twenty five one-hundredths of one percent (.25%) of the Fund's average daily net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund - Investor Shares   An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab Value Advantage Money Fund - Institutional     An annual fee, payable monthly, of five one-hundredths of one percent
      Shares                                                (.05%) of the Fund's average daily net assets

      Schwab Value Advantage Money Fund - Select Shares     An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab Institutional Advantage Money Fund             An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab Retirement Money Fund                          An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Institutional Shares      An annual fee, payable monthly, of

                                                                  Exhibit (g)(v)

                                                            five one-hundredths of one percent (.05%) of the Fund's average daily net assets

      Schwab Municipal Money Fund-Select Shares             An annual fee, payable monthly, of five one-hundredths of one percent
                                                            (.05%) of the Fund's average daily net assets

      Schwab California Municipal Money Fund-Value          An annual fee, payable monthly, of five one-hundredths of one percent
      Advantage Shares (formerly Schwab California          (.05%) of the Fund's average daily net assets
      Tax-Exempt Money Fund)

      Schwab New York Municipal Money Fund-Value Advantage  An annual fee, payable monthly, of five one-hundredths of one percent
      Shares (formerly Schwab New York Tax-Exempt Money     (.05%) of the Fund's average daily net assets
      Fund)

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ---------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of July 9, 2004